UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2021

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135
(Address of principal executive offices – Zip Code)
(702)
669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

MGM Growth Properties LLC	Emerging growth company	☐

MGM Growth Properties Operating Partnership LP	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐

MGM Growth Properties Operating Partnership LP	☐

Item 8.01 Other Events.
Prospectus Supplement
On May 12, 2021, MGM Growth Properties LLC (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a new prospectus supplement (the “New Prospectus Supplement”) to the Company’s registration statement on Form
S-3ASR
(File
No. 333-238453)
filed on May 18, 2020 with the SEC, with respect to the Company’s at-the-market
equity offering program (the “ATM Program”). The ATM Program provides for the issuance and sale by the Company of the Company’s Class A common shares representing limited liability company interests (the “Class A Shares”), having an aggregate gross sales price of up to $300,000,000, from time to time pursuant to the terms of the sales agreement (the “Sales Agreement”) dated as of April 30, 2019, by and between the Company and BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc., Evercore Group L.L.C., Fifth Third Securities, Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc., as sales agents, and the forward purchasers named therein, a copy of which was filed as Exhibit 1.1 to the Company’s Current Report on Form
8-K
filed on April 30, 2019 and is incorporated herein by reference. The New Prospectus Supplement relates to unsold Class A Shares having an aggregate gross sales price of $117,659,671 that were initially registered pursuant to the Company’s registration statement on Form
S-3ASR
(File
No. 333-218090),
filed with the SEC on May 18, 2017, and the prospectus supplement thereto filed with the SEC on April 30, 2019 (the “Prior Prospectus Supplement”).
As of May 12, 2021, the Company has offered and sold Class A Shares under the ATM Program with an aggregate gross sales price of $182,340,329 pursuant to the Prior Prospectus Supplement. Accordingly, as of May 12, 2021, Class A Shares having an aggregate gross sales price of up to $117,659,671 remain available for offer and sale under the Sales Agreement and pursuant to the New Prospectus Supplement, which supersedes and replaces the Prior Prospectus Supplement.
The Company intends to use the net proceeds from sales of Class A Shares for general corporate purposes, which may include, among other things, financing future acquisition or investment opportunities, working capital or to pay indebtedness, including any potential future revolver draws.
This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The above description of the Sales Agreement is not complete and is subject to and qualified in its entirety by reference to the previously filed Sales Agreement, a copy of which was filed as Exhibit 1.1 to our Current Report on Form
8-K
filed on April 30, 2019 and is incorporated herein by reference.

Opinion
The legal opinion of Milbank LLP regarding the validity of the Class A Shares to be sold pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

Exhibit No.	Description

1.1
Sales Agreement, dated April 30, 2019, among MGM Growth Properties LLC, MGM Growth Properties Operating Partnership LP, BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc., Evercore Group L.L.C., Fifth Third Securities, Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc (incorporated by reference to Exhibit 1.1 of our Current Report on Form 8-K filed on April 30, 2019).

5.1	Opinion of Milbank LLP

23.1	Consent of Milbank LLP (included in the opinion filed as Exhibit 5.1)

99.1	Form of Forward Sale Agreement, between MGM Growth Properties LLC and a forward purchaser (included in Exhibit 1.1 of our Current Report on Form 8-K filed on April 30, 2019)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: May 12, 2021	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham Title: Secretary

MGM Growth Properties Operating Partnership LP

Date: May 12, 2021	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham Title: Secretary